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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 3, 2003



                           CITIZENS FIRST CORPORATION

             (Exact name of Registrant as specified in its charter)
             ------------------------------------------------------

 Kentucky                       333-67435                       61-0912615
----------------                ---------                       ----------
(State or other                (Commission                     (IRS employer
jurisdiction of                file number)                    identification)
incorporation)                                                      number)


                1805 Campbell Lane, Bowling Green, Kentucky 42104
                -------------------------------------------------
                    (Address of principal executive offices)


                                 (270) 393-0700
                                 --------------

              (Registrant's telephone number, including area code)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         C.       Exhibits

                  99.1     Press Release dated October 3, 2003.




ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION.

         On October 3, 2003, Citizens First Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release announced the Company's operating results for the quarter and nine months ended September 30, 2003.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.







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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CITIZENS FIRST CORPORATION
                           (Registrant)



                           By: /s/ BILL WRIGHT
                               Vice President and Chief Financial Officer
Date:  October 8, 2003


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                                  EXHIBIT INDEX


Exhibit Number     Description of Exhibit

99.1               Press Release dated October 3, 2003